ACCOUNTS RECEIVABLES	12 Months Ended
Dec. 31, 2013
ACCOUNTS RECEIVABLES
ACCOUNTS RECEIVABLES

4. ACCOUNTS RECEIVABLES

        Net accounts receivable consists of the following at:

	December 31,
	2012	2013
Accounts receivable	41,045,413	40,338,588
Allowance for doubtful accounts
Beginning balance as of January 1	697,246	737,741
Reversal of allowance against profit and loss	(317)	(10,119)
Additional allowance during the year	33,596	193,710
Bad debt written off	—	(17,065)
Exchange effect	7,216	25,170
Less: ending balance of allowance for doubtful accounts	737,741	929,437

Accounts receivable, net	40,307,672	39,409,151

        As the Group generally does not have credit risk in movie theaters box office sales, allowance for doubtful accounts primarily relates to accounts receivable from film licensing revenue, advertising and talent agency services.